Exhibit 10.1

AMENDMENT NUMBER TWO

TO

EMPLOYMENT AGREEMENT

This Amendment Number Two (this “Amendment”) to the employment agreement dated as of May 2, 2002, by and between Ascena Retail Group, Inc. (the “Company”) and David R. Jaffe (the “Executive”), as amended (the “Employment Agreement”), is hereby entered into between the Company and the Executive as of September 21, 2011.

WHEREAS, the Executive and the Company’s predecessor, The Dress Barn, Inc., previously entered into the Employment Agreement which has been amended from time to time; and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth below.

NOW, THEREFORE, effective as of September 21, 2011, the Employment Agreement is hereby amended as follows:

1.           Section 2 of the Employment Agreement is amended by adding the following sentence to end thereof to read as follows:

“Notwithstanding the foregoing, effective as of September 21, 2011, the Employment Term is extended for a Renewal Term ending on September 21, 2014 (the “End Date”), unless sooner terminated in accordance with Section 5 below, and the Employment Term shall not be subject to automatic extension following the End Date.”

2.           The first sentence of Section 5 of the Employment Agreement is amended in its entirety to read as follows:

“Executive’s employment under this Agreement shall terminate on the End Date, unless earlier terminated under any of the circumstances set forth in this Section 5 (a) through (d).”

3.           The second sentence of Section 5(e) is deleted in its entirety.

4.           Section 5(f)(i) of the Employment Agreement is amended in its entirety to read as follows:

“(i) the End Date;”

5.           Section 6(a) of the Employment Agreement is amended by adding the following sentence to end thereof to read as follows:

“For the avoidance of doubt, the payments under this Section 6(c) shall not be made to Executive in the event that his employment terminates on or after the End Date.”

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed this 21st day of September, 2011.

ASCENA RETAIL GROUP, INC.

By:	/s/ Armand Correia
Name:	Armand Correia
Title:	Executive Vice President and
Chief Financial Officer

EXECUTIVE

/s/ David R. Jaffe
David R. Jaffe